Exhibit 99.1

Carey Watermark Investors 1 and Carey Watermark Investors 2 Announce Proposed Merger

100% stock-for-stock merger and management internalization to form Watermark Lodging Trust, a $4.6 billion lodging REIT, increasing scale and operational efficiencies for long-term value creation

NEW YORK, October 22, 2019 – Carey Watermark Investors 1 Incorporated (CWI® 1) and Carey Watermark Investors 2 Incorporated (CWI® 2) announced today that the two companies have entered into a definitive merger agreement under which the two companies will merge in an all-stock transaction to create Watermark Lodging Trust (WLT), a $4.6 billion, internally-managed non-traded REIT with increased scale and operating efficiencies, positioning it for long-term value creation and liquidity, including a public listing or IPO. The transaction has been approved by the Boards of Directors of CWI 1 and CWI 2 upon the unanimous recommendation and approval of Special Committees consisting of CWI 1’s independent directors and CWI 2’s independent directors, respectively. The transaction is expected to close in the first quarter of 2020, subject to the approval of stockholders of each of CWI 1 and CWI 2, among other conditions.

Subject to the terms and conditions of the merger agreement, CWI 1 stockholders will receive a fixed exchange ratio of 0.9106 shares of CWI 2 Class A common stock for each share of CWI 1 common stock. The exchange ratio is based on the December 31, 2018 net asset values per share (NAV) of CWI 1 and CWI 2. CWI 2 will be the surviving entity in the merger and will be renamed Watermark Lodging Trust.  WLT’s portfolio will consist of 33 high-quality lodging assets in attractive markets with significant barriers to entry and favorable growth prospects.

CWI 1 and CWI 2 are non-traded REITs managed by affiliates of W. P. Carey Inc. and Watermark Capital Partners, LLC. Following the close of the merger, the combined company will complete an internalization transaction with W. P. Carey Inc. and Watermark Capital Partners, as a result of which the combined company will become self-managed.

Summary of Strategic Benefits:

The proposed transaction is expected to create meaningful benefits for shareholders, including:

•                  Combines highly complementary portfolios creating a premier lodging REIT: The CWI 1 and CWI 2 portfolios benefit from strong brand affiliations and are geographically very well diversified with a focus on high barrier to entry markets and densely populated urban centers with multiple demand generators.

•                  Continuity of management team with proven record of creating shareholder value led by current CEO and CFO: Ensures ongoing execution of value maximizing investment strategies unique to each asset and creates greater alignment with shareholder interests.

•                  Internalization of management is accretive to earnings, distribution coverage and credit profile: Expected to result in significant annual savings and better positions WLT among public lodging REITs.

•                  Increases scale and operational efficiencies for long-term value creation: Larger asset base, elimination of separate joint venture interests and lower expenses simplifies WLT and provides the company with additional financial flexibility to further optimize the portfolio.

•                  Positions WLT for liquidity including a potential public listing or IPO in the coming years: Strategic merger and internalization of management team are important steps towards enhancing WLT’s overall operations and portfolio to best position it for a future liquidity event, including a public market listing / IPO.

“We are pleased to have structured a transaction that we believe has meaningful benefits for both CWI 1 and CWI 2 shareholders. The strategic combination of the two highly complementary portfolios is a unique opportunity to create a premier, internally managed lodging REIT and is the next step on the path to liquidity,” said Michael Medzigian, CEO of CWI 1 and CWI 2. “It allows us to create a more focused portfolio and improve profitability to position the company for the public markets and create long-term growth on behalf of our shareholders.”

Under the terms of the merger agreement, CWI 1 may solicit, receive, evaluate and enter into negotiations with respect to alternative proposals from third parties for a period of 30 days continuing through November 21, 2019. The CWI 1 Special Committee, with the assistance of its independent advisors, intends to solicit alternative proposals during this go-shop period. CWI 1 does not intend to disclose developments during this process, and there can be no assurance that this process will result in the receipt of any proposals for a superior transaction or that any other transaction will be approved or completed.

Barclays is acting as financial advisor to the CWI 1 Special Committee. Hogan Lovells is acting as legal advisor to the CWI 1 Special Committee. Morgan Stanley & Co. LLC is acting as financial advisor to the CWI 2 Special Committee. Clifford Chance US LLP is acting as legal advisor to CWI 2 and Pepper Hamilton LLP is acting as legal advisor to the CWI 2 Special Committee. Duff and Phelps has rendered a fairness opinion to the CWI 2 Special Committee as to the Internalization.

A joint proxy statement/prospectus, which will be filed on Form S-4 with the Securities and Exchange Commission (“SEC”), will describe the proposed transaction. Completion of the proposed transaction is subject to, among other things, effectiveness of the Form S-4, approval of the stockholders of both companies and satisfaction of customary closing conditions. The transaction is currently expected to close during the first quarter of 2020, although there can be no assurance that the transaction will close at such time, if at all.

About Carey Watermark Investors Incorporated 2 and Carey Watermark Investors Incorporated

CWI 2 and CWI are publicly registered REITs that were formed to make investments primarily in the lodging and lodging-related sectors and in recent years have been among the largest and most active investors in the lodging industry. Affiliates of WPC and Watermark Capital advise CWI 2 and CWI and manage their overall portfolios.

www.careywatermark.com

www.careywatermark2.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CWI 2 or CWI and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. The forward-looking statements include but are not limited to statements regarding: projections as to the anticipated benefits of the proposed transaction; the ability to close the proposed transaction; the strategic rationale and transaction benefits; the combined company’s corporate strategy and capital structure; the ability to execute future liquidity transactions including a potential public listing or IPO; and estimated or future economic performance and results, including the amount and timing of any future cost savings, synergies, dividends, profitability, distribution coverage, reduction of indebtedness, asset sales and estimated future growth.

The statements are based on the current expectations, estimates, assumptions and projections of CWI 2’s and CWI’s management. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on CWI 2’s or CWI’s business, financial condition, liquidity, results of operations, MFFO, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in these forward-looking statements is included in CWI 2’s and CWI’s filings with the SEC from time to time, including but not limited to those described in Item 1A. Risk Factors in CWI 2’s and CWI’s respective Annual Report on Form 10-K for the year ended December 31, 2018, each as filed with the SEC on March 15, 2019. Moreover, because CWI 2 and CWI operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this presentation, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, CWI 2 and CWI do not undertake to revise or update any forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and there shall not be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the federal securities laws. CWI 2 and CWI intend to file with the SEC a Registration Statement on Form S-4 and mail the Joint Proxy Statement/Prospectus and other relevant documents to their security holders in connection with the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY CWI 2 AND CWI IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CWI 2, CWI AND THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors and security holders will be able to obtain these materials and other documents, if and when filed with the SEC, free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge at CWI 2’s website (http://www.careywatermark2.com) or CWI’s website (http://www.careywatermark.com).

Participants in the Proxy Solicitation

CWI 2 and CWI, Advisor, CWA, CWA 2, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CWI and/or the stockholders of CWI 2 in connection with the Merger.  Information regarding CWI 2’s directors and executive officers is available in its proxy statement filed with the SEC by CWI 2 on April 22, 2019, in connection with its 2019 annual meeting of stockholders, and information regarding CWI’s directors and executive officers is available in its proxy statement filed with the SEC by CWI on April 22, 2019, in connection with its 2019 annual meeting of stockholders. Other information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available.